Exhibit 10.5

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT

IS NOT MATERIAL AND OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR

CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FIRST AMENDMENT TO THE UNSECURED CREDIT FACILITY

THIS FIRST AMENDMENT is dated August 13, 2024 between:

TMC THE METALS COMPANY INC., a company organized under the laws of British Columbia, Canada (“TMC”)

and

ERAS CAPITAL LLC, a Delaware limited liability company, and GERARD BARRON, an individual

RECITALS

WHEREAS TMC, ERAS and Barron entered into an Unsecured Credit Facility Agreement on March 22, 2024 (the “UCF”).

AND WHERAS the parties wish to amend the UCF as set forth below.

NOW THEREFORE, THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations and warranties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties to this Agreement covenant and agree as follows:

1.	Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the UCF.
2.	Amendments. The UCF is hereby amended as follows:
2.1.

The reference to “USD $20,000,000 (the “Principal Amount”)” in the first whereas clause in the UCF shall be replaced with the following: “the aggregate Principal Amount (as defined below) with respect to both Lenders”.

2.2.

Section 1.1.17 shall be replaced in its entirety with the following: “Principal Amount” means the principal amount advanced and outstanding under this Agreement from time to time, being up to a maximum of USD $12,500,000 with respect to ERAS and USD $12,500,000 with respect to Barron, and which may be reduced by any Prepayment Amount in accordance with Section 2.8; provided, however, such maximum amount shall be reduced to USD $10,000,000 with respect to ERAS and USD $10,000,000 with respect to Barron (each of which may be reduced by any Prepayment Amount in accordance with Section 2.8) upon TMC’s [***] financing [***]. Notwithstanding anything to the contrary set forth in this Agreement, any outstanding principal in excess of the Principal Amount for each Lender so reduced by the proviso in the previous sentence shall be promptly repaid to the applicable Lender with any accrued and unpaid interest thereon, provided, however, such repayment shall not be considered a Prepayment Amount and shall not further reduce the Principal Amount with respect to such Lender in accordance with Section 2.8.

2.3.

Section 1.1.18 shall be replaced in its entirety with the following: “Underutilization Fee” means a fee equal to 4.0% per annum of any amount of the then current maximum Principal Amount, being USD $12,500,000 or USD $10,000,000, as the case may be, with respect to ERAS and USD $12,500,000 or USD $10,000,000, as the case may be, with respect to Barron, less any drawn amounts, respectively.

3.

Entire Agreement. This Amendment shall be read together with the UCF, as a single agreement, and together constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Amendment. This Amendment may be executed in multiple originals, each of which shall be considered an original for all purposes and, collectively, shall be considered to constitute this Amendment. Signatures transmitted by facsimile or in a Portable Document Format (pdf) may be considered an original for all purposes, including, without limitation, the execution of this Amendment and enforcement of this Amendment. This Amendment shall prevail in case of any conflict with the UCF.

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IN WITNESS WHEREOF the parties have executed this Amendment this 13th day of August 2024.

TMC THE METALS COMPANY INC.
By:	/s/ Gerard Barron
Name: Gerard Barron
Title: Chief Executive Officer

ERAS CAPITAL LLC
By:	/s/ Andrei Karkar
Name: Andrei Karkar
Title: Chief Executive Officer

By:	/s/ Gerard Barron
Name: Gerard Barron